FIRST AMENDMENT TO INDUSTRIAL PLANT LEASE

    THIS FIRST AMENDMENT TO INDUSTRIAL PLANT LEASE is made and entered into as of (but not necessarily on) the 31st day of October, 2001, by and between Cherokee Nitrogen Company, an Oklahoma corporation ("Landlord"), and El Dorado Chemical Company, an Oklahoma corporation ("Tenant"), with reference to the following:

    A. Landlord and Tenant previously entered into a certain Industrial Plant Lease, dated as of October 31, 2000 (the "Lease"), under the terms of which Tenant leased from Landlord certain Premises, as such term is defined in the Lease, situated in the Town of Cherokee, Colbert County, Alabama, more particularly described on Exhibit "A" of the Lease; and

    B. By means of this instrument, Landlord and Tenant will amend the Lease, as hereinafter set forth.

    NOW, THEREFORE, in consideration of the execution of this instrument by both parties, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant covenant and agree as follows:

    1. The Lease Term, as such term is defined in the Lease, is extended for a term of one (1) year, terminating at midnight on October 31, 2002.

    2. Paragraph 4.a. of the Lease is hereby deleted in its entirety, and the following new paragraph 4.a. is substituted therefor:

4.a. During the Lease Term, Lessee shall pay to Lessor rent for the Premises in the total aggregate amount of One Million Eight Hundred Thousand and No/100 Dollars ($1,800,000.00), payable in twelve (12) consecutive monthly installments at a rate of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) per month. Rental payments shall be due on the last day of each calendar month during the Lease Term. Rent shall be payable in lawful tender of the United States of America and paid to Lessor at the address of Lessor as provided in Section 27 hereof or such other place as Lessor may from time to time designate.

    3. As amended by this instrument, all of the covenants, agreements, terms, provisions and conditions of the Lease continue in full force and effect, and both parties ratify and confirm all covenants, agreements, terms, provisions and conditions of the Lease, as amended by this instrument.

    4. This instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective, permitted successors and assigns.

    5. The Lease, as amended by this instrument, contains and constitutes the entire agreement between Landlord and Tenant and supersedes all prior agreements and understandings between Landlord and Tenant relating to the subject matter of the Lease and this instrument. There are no agreements, understandings, restrictions, warranties, representations or inducements between the parties to this instrument relating to the subject matter of the Lease or this instrument other than those set forth in the Lease and this instrument.

    IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Industrial Plant Lease effective as of the date set forth above.

                "Landlord":                                                               CHEROKEE NITROGEN COMPANY,
                                                                                                an Oklahoma corporation

                                                                                                By: _________________________________

                                                                                                Printed Name: ________________________

                                                                                                Title: _______________________________

                Tenant":                                                                    EL DORADO CHEMICAL COMPANY,
                                                                                                an Oklahoma corporation

                                                                                                By: _________________________________

                                                                                                Name: ______________________________

&#                                                                                                Title: _______________________________

STATE OF OKLAHOMA              )
                                                        ) ss.
COUNTY OF _____________      )

    On this _____ day of October, 2001, before me, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared ____________________________, to me known to be the identical person who signed the name of the maker thereof to the within and foregoing instrument as the _____ President of Cherokee Nitrogen Company and acknowledged to me that he executed the same as his free and voluntary act and deed of said company, for the purposes therein set forth.

    Given under my hand and seal the day and year last above written.

                                                                                                    ____________________________________
                                                                                                    Notary Public

My Commission Expires:
______________________
            [SEAL]

STATE OF OKLAHOMA              )
                                                        ) ss.
COUNTY OF _____________      )

    On this ____ day of October, 2001, before me, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared ____________________________, to me known to be the identical person who signed the name of the maker thereof to the within and foregoing instrument as the _____ President of El Dorado Chemical Company and acknowledged to me that he executed the same as his free and voluntary act and deed of said company, for the purposes therein set forth.

    Given under my hand and seal the day and year last above written.

                                                                                                    ____________________________________
                                                                                                    Notary Public

My Commission Expires:
______________________
            [SEAL]